UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Under Rule 14a-12

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(Name of Registrant as Specified In Its Charter)

(none)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TABLE OF CONTENTS

Questions and Answers
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS
SPECIAL MEETING OF SHAREHOLDERS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST
PROXY STATEMENT
PROPOSAL 1: ELECTION OF TRUSTEES
Compensation Table*
NOMINEE OWNERSHIP OF FUND SHARES
OFFICERS OF THE TRUST
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND APPROVAL OF MATTERS AT THE MEETING
OTHER BUSINESS
SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
EXHIBIT A
EXHIBIT B FIVE PERCENT SHAREHOLDERS
EXHIBIT C NOMINATING COMMITTEE CHARTER

GOLDMAN SACHS VARIABLE INSURANCE TRUST
71 South Wacker Drive
Chicago, Illinois 60606

May 25, 2007

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (the “Trust”) to be held on August 3, 2007, at 2 P.M. (New York time), at the offices of Goldman Sachs Asset Management, L.P. located at 32 Old Slip, 31st Floor, Conference Room A, New York, NY 10005. Please note that if you plan to attend the Meeting, photographic identification will be required for admission.

At this important meeting, you will be asked to consider and act upon the following proposals.

Proposal 1.	To elect eight Trustees of the Trust.

Proposal 2.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

A formal Notice of Special Meeting of Shareholders and Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a Voting Instruction Form is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS NEEDED. The Board of Trustees of the Trust recommends that you vote “FOR” the election of Trustee Nominees described in this Proxy Statement. However, before you vote, please read the proxy statement for a complete description of the proposals. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed Voting Instruction Form promptly. If you have any questions regarding the proxy materials, please contact the Trust at 1-800-621-2550. Your prompt response will help reduce proxy costs — which are paid by the Trust and its Shareholders — and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

Kaysie P. Uniacke
President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED VOTING INSTRUCTION
CARD IN THE ENCLOSED ENVELOPE TO CAST YOUR VOTE AS SOON AS POSSIBLE.

Questions and Answers

Q:	What is the purpose of this proxy solicitation?

A:	The purpose of this proxy solicitation is to ask Shareholders of each Fund to vote on the election of eight members of the Board of Trustees (the “Board”) of Goldman Sachs Variable Insurance Trust (the “Trust”), whose terms will be effective beginning August 3, 2007 or, in the event of a postponement or postponements or an adjournment or adjournments of the special meeting of shareholders (the “Meeting”), on such later date as shareholder approval is obtained.

I.	ELECTION OF TRUSTEES

Q:	Why am I being asked to vote for trustees?

A:	Over the course of the past several years, several members of the Board have ceased to serve as Trustees due to retirement or resignation. While the Board can ordinarily appoint new Trustees without a shareholder vote, they cannot do so if, after such appointment, the number of Trustees who have been elected by shareholders falls below two-thirds of the Trust’s Trustees. If the new nominees to the Board were appointed, the number of Trustees elected by shareholders would represent fewer than two-thirds of the members of the Board. Accordingly, a shareholder meeting to elect new Trustees is required. The Board believes it is appropriate for the sitting Trustees to also stand for election at this time. Your vote is important and can make a difference in the governance of the Funds.

Q:	How were the nominees chosen?

A:	The Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills and criteria for new Trustees, and, in consultation with legal counsel for the Independent Trustees, conducted a search for qualified candidates for Board membership, interviewing candidates, and seeking nominees who were both qualified and who would bring relevant expertise to the Board. The Governance and Nominating Committee selected and recommended, and the Board unanimously approved, the nominees in the proxy statement to stand for election.

Q:	If the Trustee nominees are elected by shareholders, how many Board members will sit on the board?

A:	If all nominees are elected, the Board will consist of eight Trustees, six of whom would be “Independent Trustees.” Five of the nominees currently serve as Trustees; two will be new to the Board; and one was previously elected to the Board but resigned to maintain the Board’s composition of 75% Independent Trustees. Although not required by the 1940 Act to do so, the Board has undertaken to preserve the Board’s composition of at least 75% of Independent Trustees. (“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, the primary Federal Statute regulating mutual funds).

Q:	Will the proposed changes result in higher fund expenses?

A:	Each Fund’s expenses will increase by a relatively immaterial amount. Each Independent Trustee receives compensation from the Funds he or she oversees in the form of an annual retainer and a fee for each Board, Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee meeting actually attended. The Board currently has five Independent Trustees and one interested Trustee, although historically there have been six Independent Trustees and two interested Trustees. If all the nominees are elected, the Board will consist of eight Board Members, six of whom will be Independent Trustees. Accordingly, the cost to each Fund of Trustee compensation will increase if all nominees are elected. The amount of this increase to each individual Fund is expected to be immaterial.

II.	GENERAL QUESTIONS

Q:	What are the Board’s recommendations?

A:	The Board recommends that all shareholders vote “FOR” the nominees to the Board.

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Q:	How can I vote?

A:	You can vote by mailing the enclosed Voting Instruction Form after signing and dating. Please take the time to read the proxy statement before you vote.

Q:	How should I sign my Voting Instruction Form?

A:	Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is enclosed herewith.

Q:	Whom should I call with questions?

A:	If you have any additional questions about the proxy statement or the upcoming Meeting, please contact the Trust at 1-800-621-2550.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION
ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST
71 South Wacker Drive
Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On August 3, 2007

May 25, 2007

To all shareholders and owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by life insurance companies (the “Life Companies”) having separate accounts (the “Accounts”) that invest in shares of Goldman Sachs Variable Insurance Trust (the “Trust”) who are entitled to give voting instructions in connection with their variable contracts:

A Special Meeting of Shareholders (the “Meeting”) of the Trust will be held on August 3, 2007, at 2 P.M. (New York time) at the offices of Goldman Sachs Asset Management, L.P. located at 32 Old Slip, 31st Floor, Conference Room A, New York, New York 10005 for the following purposes:

Proposal 1.	To elect eight Trustees of the Trust.

Proposal 2.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Goldman Sachs Asset Management (“GSAM”), the Life Companies and the Accounts are the only shareholders of the Trust. Each Life Company hereby solicits and agrees to vote the shares of the Trust at the Meeting, and, as applicable, in accordance with timely instructions received from owners of variable contracts issued by it and having contract values allocated to one of its Accounts invested in such shares. As a variable contract owner of record at the close of business on May 14, 2007, the record date for the Meeting, you have the right to instruct the Life Company that issued your contract as to the manner in which shares of the Trust attributable to your contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of each of the Trust’s Funds for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any postponements or adjournments thereof.

If you cannot be present at the Meeting, we urge you to sign, date and promptly return the enclosed Voting Instruction Form in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. Please note that if you plan to attend the Meeting, photographic identification will be required for admission. In order to avoid the additional expense to the Trust of further solicitation, we ask your cooperation in returning your Voting Instruction Form promptly.

By Order of the Board of Trustees
of Goldman Sachs Variable Insurance Trust

Peter V. Bonanno
Secretary

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your Voting Instruction Form, sign it, date it and return it in the postage paid envelope provided. If you sign, date and return a Voting Instruction Form but give no voting instructions, the appropriate Life Company will consider timely receipt of the Voting Instruction Form as an instruction to vote “FOR” the election of Trustee Nominees described in this Proxy Statement.

You may revoke voting instructions given or sent to a Life Company at any time prior to the Meeting by submitting a subsequently executed Voting Instruction Form.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS

The following general guidelines for signing Voting Instruction Forms may be of assistance to you and will help avoid the time and expense to the Trust involved if you fail to sign your Voting Instruction Form properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the Voting Instruction Form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Voting Instruction Form.

3.	All Other Accounts: The capacity of the individual signing the Voting Instruction Form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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SPECIAL MEETING OF SHAREHOLDERS
OF
GOLDMAN SACHS VARIABLE INSURANCE TRUST
71 South Wacker Drive
Chicago, Illinois 60606

PROXY STATEMENT

May 25, 2007

This Proxy Statement is being furnished on behalf of the Board of Trustees of Goldman Sachs Variable Insurance Trust (the “Trust”) by certain life insurance companies (each a Life Company, and collectively, the “Life Companies”) to owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by a Life Company and having contract assets on the record date allocated to a separate account of a Life Company that has invested in shares of the Trust (an “Account”).

The Proxy Statement is being furnished in connection with the solicitation of voting instructions from owners, annuitants or beneficiaries of variable contracts for use at a Special Meeting of the Trusts’ shareholders to be held at the offices of Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, 31st Floor, Conference Room A, New York, New York 10005, on August 3, 2007, at 2 P.M. (New York time), or any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. Such meeting and any postponement or adjournment thereof are referred to as the “Meeting.” Please note that if you plan to attend the Meeting, photographic identification will be required for admission. This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the accompanying Voting Instruction Form are being mailed to shareholders on or about June 1, 2007.

It is expected that the solicitation of voting instructions will be primarily by mail. In addition to the use of the mails, voting instructions may be solicited in person or by telephone, facsimile, Internet or in person by officers or regular employees of the Trust’s investment advisers and transfer agent. Each investment portfolio of the Trust (each, a “Fund”, and collectively, the “Funds”) will pay its pro-rata share of the expenses associated with this Proxy Statement and solicitation.

Goldman Sachs Asset Management, the Life Companies and the Accounts are the only shareholders of the Trust. Each Life Company hereby solicits and agrees to vote the shares of the Trust at the Meeting, and, as applicable, in accordance with timely instructions received from persons entitled to give voting instructions under variable contracts issued by it and having contract values allocated to one of its Accounts invested in shares of the Trust. As a variable contract owner of record at the close of business on May 14, 2007, the record date for the Meeting, you have the right to instruct the Life Company that issued your contract as to the manner in which shares of the Trust attributable to your contract should be voted. The Life Companies will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (“for” or “withhold authority”) to those shares for which instructions are received. As a result, a small number of variable contract owners could determine the outcome of the vote if other owners fail to vote. GSAM will vote shares of the Trust that it owns, if any, in proportion to the votes cast by the Life Companies on behalf of variable contract owners. If a properly executed Voting Instruction Form is received that does not specify a choice, the appropriate Life Company will consider its timely receipt as an instruction to vote for the election of Trustee Nominees described in this Proxy Statement. Variable contract owners, annuitants or beneficiaries may revoke voting instructions given or sent to a Life Company at any time prior to the Meeting by submitting a subsequently executed Voting Instruction Form.

To submit your Voting Instruction Form by mail, sign, date and promptly return the enclosed Voting Instruction Form in the accompanying postage pre-paid envelope. If you have any questions regarding the proxy materials, please contact the Trust at 1-800-621-2550.

The Trust, a Delaware statutory trust established in 1997, is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each outstanding share of the Trust is entitled to one vote. Fractional votes are counted. The Board has fixed the close of business on May 14, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the “Record Date”). Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each Fund outstanding as of the Record Date.

As of May 14, 2007, to the knowledge of the Trust and GSAM, no person owned beneficially more than 5% of the outstanding shares of any class of shares of any Fund, except as listed in Exhibit B.

If (i) you are a member of a household in which multiple shareholders of the Trust share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Trust will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Trust by calling toll free 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306. If your shares are held in street name and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your broker or bank.

COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: GOLDMAN SACHS VARIABLE INSURANCE TRUST, P.O. BOX 06050, CHICAGO, ILLINOIS 60606-6306; OR BY TELEPHONE TOLL-FREE AT: 1-800-621-2550.

PROPOSAL 1: ELECTION OF TRUSTEES

All Funds listed in Exhibit A

The Proposal relates to the election of members of the Board of Trustees of the Trust (the “Board”). At a meeting held on May 9-10, 2007, the Trustees, including the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust (the “Independent Trustees”), voted to approve and to recommend to the shareholders that they elect eight Trustees (the “Nominees”) to the Board. If elected (or re-elected, as the case may be) by shareholders at the Meeting, the Nominees will hold office for an indefinite term. The Board would be able to fill future vacancies by appointment (subject to the requirements of the 1940 Act that at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling shareholder meetings to fill those vacancies.

In 2002, nine Trustees were elected by shareholders. Since then, however, four of those Trustees have, at various times, left the Board as a result of retirement or resignation. Four of the Nominees (Messrs. Bakhru, Harker, Strubel and Shuch) were previously elected by the Trust’s shareholders in 2002 and are standing for re-election by shareholders at the Meeting. One of the Nominees (Mr. Coblentz) has been previously appointed as Trustee by the Board and is standing for election by shareholders for the first time. One of the Nominees (Ms. Uniacke) was previously elected by the Trust’s shareholders in 2002, but resigned on January 1, 2007 to preserve the Board’s composition of at least 75% Independent Trustees. Although not required by the 1940 Act to do so, the Board has undertaken to preserve the Board’s composition of at least 75% of Independent Trustees. Ms. Uniacke is now standing for election by shareholders. Two of the other Nominees (Ms. Daniels and Ms. Palmer) do not currently serve on the Board.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed Voting Instruction Form, a shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected or re-elected. If, at the time of the Meeting or any subsequent adjournment or postponement, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Trust has no reason to believe that it will be necessary to designate a substitute Nominee. The Trust proposes the election by all of its shareholders of the eight nominees named in the table below to comprise its Board.

The Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills and criteria for new Trustees, and, in consultation with legal counsel for the Independent Trustees, conducted a search for qualified candidates for Board membership, interviewing candidates, and seeking nominees who were both qualified and who would bring relevant expertise to the Board. The Governance and Nominating Committee selected and recommended, and the Board approved, the nominees described in the proxy statement to stand for election.

The following table sets forth the names of the Nominees, their addresses, their ages, term of office (including length of time served as a Trustee), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Goldman Sachs Fund Complex (as defined below) that they oversee (or will oversee if elected). Nominees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Nominees as Independent Trustees

Number of
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorships
	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(3)	Trustee(4)

Ashok N. Bakhru Age: 64	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994 — March 1996 and November 1998 — Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996 — November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004) and (2006 — Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003 — Present); Director, Private Equity Investors — III and IV (November 1998 — Present), and Equity-Limited Investors II (April 2002 — Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).	97	None
Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorships
	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(3)	Trustee(4)

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 — May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006 — Present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	97	None

Patrick T. Harker Age: 48	Trustee	Since 2000	President, University of Delaware (to assume role July 2007); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000 — June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999 — January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997 — August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	97	None

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the Internet) (2003 — Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987 — Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	97	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Trustee, Northern Mutual Fund Complex (58 Portfolios).

				Number of
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorships
	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(3)	Trustee(4)

Diana M. Daniels Age: 57	Nominee	N/A	Ms. Daniels is retired (since January 2006). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Member of the Corporate Advisory Board, Standish Mellon Management Advisors (2006 — Present); Chairman of the Executive Committee, Cornell University (2006 — Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007); and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006).	97	None

Jessica Palmer Age: 58	Nominee	N/A	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (since 2004).	97	None

Nominees as Interested Trustees

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name,	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(3)	Trustee(4)

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999 — Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994 — May 1999).	97	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

*Kaysie P. Uniacke Age: 46	President & Nominee	President Since 2002	Managing Director, Goldman Sachs (1997 — Present).	97	None

		Trustee From 2001 to January 2007	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

		Nominated to be Elected as Trustee in 2007	President — Goldman Sachs Mutual Fund Complex (2002 — Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).
Trustee — Gettysburg College.

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. In addition to the principal occupations set forth above, each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Goldman, Sachs & Co., One New York Plaza, 37th Floor, New York, New York 10004, Attn: Peter V. Bonanno.

(2)	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board (which may be changed by the Trustees without shareholder vote), the date the Trustee attains the age of 72 years; or (d) the termination of the Trust.

(3)	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of May 10, 2007, the Trust consisted of 12 portfolios, 11 of which have commenced investment operations, and Goldman Sachs Trust consisted of 85 portfolios, 67 of which have commenced investment operations.

(4)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Exchange Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Information Concerning Meetings of Trustees and Standing Board Committees

The Trustees held seven meetings during the fiscal year ended December 31, 2006. No Trustee attended fewer than seventy-five percent of the meetings held by the Board or by any committee of which he or she was a member while he or she was a Trustee during any such year. The Trust does not hold annual meetings of shareholders, and therefore does not have a policy regarding attendance of Trustees at annual meetings of shareholders.

The Board has established six standing committees in connection with its governance of the Trust — Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review.

The Audit Committee oversees the accounting and financial reporting process of the Funds and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. Mr. Bakhru is the chair of the Audit Committee. Mr. Coblentz is the financial expert on the Audit Committee. The Audit Committee held three meetings during the fiscal year ended December 31, 2006.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance and industry best practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during the fiscal year ended December 31, 2006. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. The Governance and Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit C.

In connection with the selection and nomination of candidates to the Board, the Governance and Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Trusts’ investment advisers and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. In this regard, with respect to Independent Trustee candidates, the Governance and Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Without limiting the foregoing, the Governance and Nominating Committee considers, among other criteria, a candidate’s: (a) experience in business, financial or investment matters or in other fields of endeavor; (b) reputation; (c) ability to attend scheduled Board and committee meetings; (d) general availability to attend to Board business on short notice; (e) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust; (f) length of potential service; (g) commitment to the representation of the interests of the Funds and their shareholders; (h) commitment to maintaining and improving Trustee skills and education; and (i) experience in corporate governance and best business practices. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its address stated on the first page of this Proxy Statement and should be directed to the attention of Goldman Sachs Variable Insurance Trust Governance and Nominating Committee. Shareholders can send other Board communications to the Governance and Nominating Committee c/o Peter V. Bonanno, Goldman, Sachs & Co., One New York Plaza, 37th Floor, New York, New York 10004. In considering the selection and nomination of Independent Trustee candidates, it is expected that the Governance and Nominating Committee will consult with the interested Trustees of the Trust and such other persons as the Governance and Nominating Committee deems appropriate.

The Compliance Committee has been established for the purpose of overseeing the compliance processes of the Funds and, insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator and transfer agent (except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee). In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met four times during the fiscal year ended December 31, 2006. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke, as an officer of the Trust, serve on the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended December 31, 2006.

The Dividend Committee is authorized to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. John Perlowski, Treasurer of the Funds, and Ms. Uniacke, President of the Funds, serve on the Dividend Committee. The Dividend Committee met twelve times during the fiscal year ended December 31, 2006.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for approving and monitoring the Funds’ investment management, distribution, transfer agency and other agreements with the Funds’ investment advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for approving and reviewing the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during the fiscal year ended December 31, 2006. All of the Independent Trustees serve on the Contract Review Committee.

Board Compensation

The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board, Audit Committee, Governance and Nominating Committee, Compliance Committee and/or Contract Review Committee meeting actually attended by such Independent Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of an Independent Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Independent Trustee for the Trust’s fiscal year ended December 31, 2006.

Compensation Table*

Amounts Paid During the Most Recent Fiscal	Ashok N.	John P.	Patrick T.	Mary P.	Richard P.	Wilma P.
Year from Company to Board Members	Bakhru(1)	Coblentz	Harker	McPherson(2)	Strubel	Smelcer(3)

Aggregate Compensation From the Trust	$35,629	$23,881	$23,881	$23,881	$23,881	$23,881
Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	$0	$0	$0	$0	$0	$0
Total Compensation From Fund Complex (including the Funds† ) (for the fiscal year ended 12/31/06)	$250,200	$169,000	$161,000	$169,000	$169,000	$169,000

*	Only Independent Trustees are compensated by the Funds; directors who are “interested persons,” as defined by the 1940 Act, do not receive compensation from the Funds.

†	The Fund Complex consists of the Trust and Goldman Sachs Trust. The Trust consisted of 12 portfolios, 11 of which have commenced investment operations, and the Goldman Sachs Trust consisted of 85 portfolios, 67 of which have commenced investment operations, as of May 10, 2007.

(1)	Includes compensation as Board Chairman.

(2)	Ms. McPherson will be retiring effective June 2007. Ms. McPherson is not standing for re-election.

(3)	Ms. Smelcer resigned from the Board on January 1, 2007. Ms. Smelcer is not standing for re-election.

NOMINEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Nominee in the investment portfolios of the Trust:

Aggregate Dollar Range
of Equity Securities
in All Portfolios in
Fund Complex
	Dollar Range of	Overseen
Name of Nominee	Equity Securities in Each Fund(1)	By Nominee(2)

Independent Trustees
Ashok N. Bakhru	None	Over $100,000
John P. Coblentz, Jr.	None	Over $100,000
Patrick T. Harker	None	Over $100,000
Richard P. Strubel	None	Over $100,000
Diana M. Daniels	None	None
Jessica Palmer	None	None

Interested Trustees
Alan A. Shuch	None	Over $100,000
Kaysie P. Uniacke	None	Over $100,000

(1)	Includes the value of shares beneficially owned by each Nominee in the portfolios of the Trust as of May 1, 2007.

(2)	The Fund Complex includes the Trust and Goldman Sachs Trust. As of May 10, 2007, the Trust consisted of 12 portfolios, 11 of which have commenced investment operations, and Goldman Sachs Trust consisted of 85 portfolios, 67 of which have commenced investment operations.

The Trustees and officers of the Trust cannot directly own shares of the Funds without purchasing a variable contract through one of the Life Companies or through a qualified plan. None of the Nominees or officers of the Trust beneficially owned individually, nor did the Nominees or officers beneficially own as a group, in excess of one percent of the outstanding shares of any of the Funds as of May 14, 2007.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH
NOMINEE LISTED ABOVE.

OFFICERS OF THE TRUST

The following table sets forth the names of the Trust’s officers, their ages, terms of office, including length of time served as officer, and principal occupations for the past five years. As a result of the responsibilities assumed by the Trust’s investment advisers, custodian and distributor, the Trust itself has no employees. The Trust’s officers do not receive any compensation from the Trust for serving as such.

	Position(s)	Term of Office
Name, Age	Held with	and Length of	Principal Occupation(s)
and Address	the Trust	Time Served(1)	During past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 46	President	Since 2002
Managing Director, Goldman Sachs (1997 — Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-January 2007).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee, Gettysburg College.

James McNamara 32 Old Slip New York, NY 10005 Age: 44	Senior Vice President	Since 2001
Managing Director, Goldman Sachs (December 1998 — Present); Director of Institutional Fund Sales, GSAM (April 1998 — December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 — April 1998).

Senior Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002 — May 2004).

James A. Fitzpatrick 71 South Wacker Drive Chicago, IL 60606 Age: 47	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999 — Present); and Vice President of GSAM (April 1997 — December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 43	Vice President	Since 1998
Managing Director, Goldman Sachs (December 2006 — present); Vice President, GSAM (June 1998 — Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996 — June 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 44	Vice President	Since 2000	Manager, Financial Control — Shareholder Services, Goldman Sachs (1986 — Present). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

	Position(s)	Term of Office
Name, Age	Held with	and Length of	Principal Occupation(s)
and Address	the Trust	Time Served(1)	During past 5 Years

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Senior Vice President and Treasurer	Since 1997
Managing Director, Goldman Sachs (November 2003 — Present) and Vice President, Goldman Sachs (July 1995 — November 2003).

Treasurer and Senior Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 45	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992 — Present). Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 49	Assistant Treasurer	Since 2000
Vice President, Goldman Sachs (July 2000 — Present); Associate, Prudential Insurance Company of America (November 1985 — June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 43	Assistant Treasurer	Since 2001
Vice President, Goldman Sachs (November 1998 — Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995 — October 1998).

Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Scott McHugh 32 Old Slip New York, NY 10005 Age: 35	Assistant Treasurer	Since 2007
Vice President, Goldman Sachs (February 2007 — Present); Director, Deutsche Asset Management or its predecessor entities (1998-2007); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007).

Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 39	Secretary	Since 2006
Managing Director, Goldman Sachs (December 2006 — Present); Associate General Counsel, Goldman Sachs (2002 — Present); Vice President (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2003-2006).

	Position(s)	Term of Office
Name, Age	Held with	and Length of	Principal Occupation(s)
and Address	the Trust	Time Served(1)	During past 5 Years

Dave Fishman 32 Old Slip New York, NY 10005 Age: 42	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001 — Present); and Vice President, Goldman Sachs (1997 — December 2001).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 44	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987 — Present). Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 37	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 — Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996 — Present).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

(1)	Officers hold office at the pleasure of the Board or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

At a meeting of the Board of Trustees held on November 9, 2006, the Audit Committee recommended, and the Board, including a majority of the non-interested Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants to the Trust for the fiscal year ending December 31, 2007. Ernst & Young LLP served as the Trust’s independent registered public accountants for the 2005 and 2006 fiscal years.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate fees billed by Ernst & Young for professional services for the audits of the Funds’ annual financial statements for the fiscal years ended 2005 and 2006 were $112,000 and $290,350, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

The aggregate audit-related fees billed by Ernst & Young LLP for services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements of the Trust, but not reported as audit fees for the fiscal years ended 2005 and 2006 were $0 and $24,000, respectively.

Fees included in the audit- related category are those associated with 17f-2 procedures relating to one of the Funds.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

There were no audit-related fees billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, during the Funds’ last two fiscal years.

Tax Fees

The aggregate fees billed by Ernst & Young LLP for services rendered to the Trust for tax compliance for the fiscal years ended 2005 and 2006 were $28,400 and $53,600, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Funds’ tax returns.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

There were no tax fees billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Fund, for engagements directly related to the Funds’ operations and financial reporting, during the Funds’ last two fiscal years.

All Other Fees

There were no fees billed by Ernst & Young LLP for products and services provided to the Trust, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the fiscal years ended 2005 and 2006.

Ernst & Young LLP did not bill any fees for professional services rendered to the Funds, their investment advisers or companies controlling, controlled by or under common control with the investment advisers that provided services to the Trust during their most recent fiscal years for information technology services relating to financial information systems design and implementation.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

The following table shows the amount of all other fees billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, during the Funds’ last two fiscal years.

All Other Fees	2005	2006	Description of Services Rendered

Ernst & Young LLP	$309,782	$60,000	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM and Goldman Sachs Mutual Funds (2005).

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

The audit committee will pre-approve, pursuant to pre-approval policies established from time to time by the audit committee, all engagements of the Funds’ independent auditors that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed to the Trust for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $53,600 and $28,400, respectively.

The aggregate non-audit fees billed to the Trust’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0 million, respectively.

The Audit Committee was required to consider whether the provision of non-audit services that were rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining the independence of the Funds’ independent registered public accountants.

VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND
APPROVAL OF MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of one-third of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient for adjournments. If a Voting Instruction Form is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be counted in favor of any Proposal. Because each Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust. The election of each Nominee of the Trust requires a plurality of the votes cast by all shareholders present at the Meeting.

Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and abstentions will be considered present and entitled to vote for purposes of determining the existence of a quorum for the transaction of business and thus will have no effect on the vote.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. If a quorum is present, any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of such proposal in favor of such an adjournment, and will vote those proxies required to be voted against such proposal against any such adjournment. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to shareholders or variable contract owners.

OTHER BUSINESS

The management of the Trust does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder.

SHAREHOLDER PROPOSALS

The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to the Trust at its address stated on the first page of this Proxy Statement.

ADDITIONAL INFORMATION

Investment Advisers

Goldman Sachs Asset Management, L.P.
32 Old Slip
New York, New York 10005

Goldman Sachs Asset Management International
Christchurch Court
10-15 Newgate Street
London, England EC1A7HD

Distributor

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

May 25, 2007

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail. If you choose to vote by mail, please date and sign the enclosed Voting Instruction Form and return it in the enclosed envelope. No postage is required if mailed in the United States. If you have any questions regarding the proxy materials please contact the Trust at 1-800-621-2550.

EXHIBIT A

Each Fund’s Shares outstanding as of May 14, 2007 is set forth in the table below.

Fund	Outstanding Shares

Goldman Sachs Variable Insurance Trust Capital Growth Fund	44,733,977.29
Goldman Sachs Variable Insurance Trust Core Fixed Income Fund	27,774,353.01
Goldman Sachs Variable Insurance Trust Equity Index Fund	35,851,221.46
Goldman Sachs Variable Insurance Trust Government Income Fund	8,575,782.84
Goldman Sachs Variable Insurance Trust Growth and Income Fund	34,361,155.37
Goldman Sachs Variable Insurance Trust Growth Opportunities Fund	32,053,936.91
Goldman Sachs Variable Insurance Trust Mid Cap Value Fund	119,167,573.40
Goldman Sachs Variable Insurance Trust Money Market Fund	221,723,035.64
Goldman Sachs Variable Insurance Trust Strategic International Equity Fund	25,024,726.60
Goldman Sachs Variable Insurance Trust Structured Small Cap Equity Fund	13,435,492.28
Goldman Sachs Variable Insurance Trust Structured U.S. Equity Fund	76,825,615.39

A-1

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of May 14, 2007, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of each Fund:

		Number of	Percentage of
Fund Name; Class of Shares	Shareholder Name and Address*	Shares Owned	Fund Owned

Goldman Sachs Variable Insurance Trust Capital Growth Fund Institutional Share Class	THE OHIO NATIONAL LIFE INSURANCE COMPANY FOR THE BENEFIT OF ITS SEPARATE ACCOUNTS ATTN DENNIS TANEY ONE FINANCIAL WAY CINCINNATI OH 45242-5851	1,599,017.73	11.51%

	PROTECTIVE VAR LIFE SEP ACCOUNT ATTN TOM BARRETT 2801 HIGHWAY 280 S BIRMINGHAM AL 35223-2407	8,114,815.09	58.40%

	FARMERS NEW WORLD LIFE — VA ATTN HEATHER SMITH 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	1,259,209.48	9.06%

Service Share Class	FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT S-291 440 LINCOLN ST WORCESTER MA 01653-0001	2,298,879.69	7.45%

	ANNUITY COMPANY TO COMMONWEALTH ANNUITY AND LIFE INS COMPANY ATTN: SEPARATE ACCOUNTS S-291 132 TURNPIKE RD STE 210 SOUTHBOROUGH MA 01772-2129	28,541,046.40	92.55%

Goldman Sachs Variable Insurance Trust Core Fixed Income Fund Service Share Class	FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT S-291 440 LINCOLN ST WORCESTER MA 01653-0001	1,813,698.51	6.53%

	ANNUITY COMPANY TO COMMONWEALTH ANNUITY AND LIFE INS COMPANY ATTN: SEPARATE ACCOUNTS S-291 132 TURNPIKE RD STE 210 SOUTHBOROUGH MA 01772-2129	25,960,649.47	93.47%

Goldman Sachs Variable Insurance Trust Equity Index Fund Service Share Class	FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT S-291 440 LINCOLN ST WORCESTER MA 01653-0001	2,681,870.61	7.48%

	ANNUITY CO TO COMMONWEALTH ANNUITY AND LIFE INS CO ATTN: SEPARATE ACCOUNTS S-291 132 TURNPIKE RD STE 210 SOUTHBOROUGH MA 01772-2129	33,169,346.32	92.52%

Goldman Sachs Variable Insurance Trust Government Income Fund Service Share Class	FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT S-291 440 LINCOLN ST WORCESTER MA 01653-0001	762,724.44	8.89%

	ANNUITY COMPANY TO COMMONWEALTH ANNUITY AND LIFE INS COMPANY ATTN: SEPARATE ACCOUNTS S-291 132 TURNPIKE RD STE 210 SOUTHBOROUGH MA 01772-2129	7,813,053.41	91.11%

Goldman Sachs Variable Insurance Trust Growth and Income Fund Institutional Share Class	THE OHIO NATIONAL LIFE INSURANCE COMPANY FOR THE BENEFIT OF ITS SEPARATE ACCOUNTS ATTN DENNIS TANEY ONE FINANCIAL WAY CINCINNATI OH 45242-5851	14,619,190.14	42.55%

	GE LIFE & ANNUITY ASSURANCE CO ATTN VARIABLE ACCOUNTING 6620 W BROAD ST BLDG 2 RICHMOND VA 23230-1702	3,056,087.63	8.89%

		Number of	Percentage of
Fund Name; Class of Shares	Shareholder Name and Address*	Shares Owned	Fund Owned

	PROTECTIVE VAR LIFE SEP ACCOUNT ATTN TOM BARRETT 2801 HIGHWAY 280 S BIRMINGHAM AL 35223-2407	14,933,191.86	43.46%

Goldman Sachs Variable Insurance Trust Growth Opportunities Fund Service Share Class	FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT S-291 440 LINCOLN ST WORCESTER MA 01653-0001	2,566,111.16	8.01%

	ANNUITY COMPANY TO COMMONWEALTH ANNUITY AND LIFE INS COMPANY ATTN: SEPARATE ACCOUNTS S-291 132 TURNPIKE RD STE 210 SOUTHBOROUGH MA 01772-2129	29,487,817.58	91.99%

Goldman Sachs Variable Insurance Trust Mid Cap Value Fund Institutional Share Class	NATIONWIDE INSURANCE COMPANY C/F NWPP C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8,172,215.05	7.89%

	IDS LIFE INSURANCE CO A/C 1 INVESTMENT ACCTG — MANAGED ASSETS 1646 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0001	62,612,169.20	60.45%

	GE LIFE & ANNUITY ASURANCE CO ATTN VARIABLE ACCOUNTING 6620 W BROAD ST BLDG 2 RICHMOND VA 23230-1702	11,678,961.02	11.28%

	AMERICAN ENTERPRISE LIFE INS CORP 1646 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0001	9,620,975.70	9.29%

Service Share Class	FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT S-291 440 LINCOLN ST WORCESTER MA 01653-0001	1,183,544.64	7.59%

	ANNUITY COMPANY TO COMMONWEALTH ANNUITY AND LIFE INS COMPANY ATTN: SEPARATE ACCOUNTS S-291 132 TURNPIKE RD STE 210 SOUTHBOROUGH MA 01772-2129	14,410,557.39	92.41%

Goldman Sachs Variable Insurance Trust Money Market Fund Service Share Class	FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT S-291 440 LINCOLN ST WORCESTER MA 01653-0001	24,973,249.49	11.26%

	ANNUITY COMPANY TO COMMONWEALTH ANNUITY AND LIFE INS COMPANY ATTN: SEPARATE ACCOUNTS S-291 132 TURNPIKE RD STE 210 SOUTHBOROUGH MA 01772-2129	196,749,761.15	88.74%

Goldman Sachs Variable Insurance Trust Strategic International Equity Fund Institutional Share Class	SUN LIFE OF CANADA (US) PO BOX 9134 WELLESLEY HLS MA 02481-9134	628,006.45	7.33%

	PROTECTIVE VAR LIFE SEP ACCOUNT ATTN TOM BARRETT 2801 HIGHWAY 280 S BIRMINGHAM AL 35223-2407	7,354,865.38	85.87%

Service Share Class	FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT S-291 440 LINCOLN ST WORCESTER MA 01653-0001	1,165,269.76	7.08%

	ANNUITY COMPANY TO COMMONWEALTH ANNUITY AND LIFE INS COMPANY ATTN: SEPARATE ACCOUNTS S-291 132 TURNPIKE RD STE 210 SOUTHBOROUGH MA 01772-2129	15,294,596.88	92.92%

		Number of	Percentage of
Fund Name; Class of Shares	Shareholder Name and Address*	Shares Owned	Fund Owned

Goldman Sachs Variable Insurance Trust Structured Small Cap Equity Fund Institutional Share Class	ALLSTATE LIFE INSURANCE CO GLENBROOK LIFE AND ANNUITY & CO ATTN: FINANCIAL CONTROL, L1B 544 LAKEVIEW PARKWAY VERNON HILLS IL 60061-1826	1,601,646.83	11.92%

	IDS LIFE INSURANCE CO A/C 1 INVESTMENT ACCTG — MANAGED ASSETS 1646 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0001	3,185,098.76	23.71%

	PROTECTIVE VAR LIFE SEP ACCOUNT ATTN TOM BARRET 2801 HIGHWAY 280 S BIRMINGHAM AL 35223-2407	6,681,155.82	49.73%

Goldman Sachs Variable Insurance Trust Structured U.S. Equity Fund Institutional Share Class	THE OHIO NATIONAL LIFE INSURANCE COMPANY FOR THE BENEFIT OF ITS SEPARATE ACCOUNTS ATTN DENNIS TANEY ONE FINANCIAL WAY CINCINNATI OH 45242-5851	4,618,594.07	7.64%

	IDS LIFE INSURANCE CO A/C 1 INVESTMENT ACCTG — MANAGED ASSETS 1646 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0001	41,917,588.80	69.34%

	PROTECTIVE VAR LIFE SEP ACCOUNT ATTN TOM BARRETT 2801 HIGHWAY 280 S BIRMINGHAM AL 35223-2407	8,938,051.30	14.78%

Service Share Class	ANNUITY COMPANY TO COMMONWEALTH ANNUITY AND LIFE INS COMPANY ATTN: SEPARATE ACCOUNTS S-291 132 TURNPIKE RD STE 210 SOUTHBOROUGH MA 01772-2129	15,731,815.26	96.10%

*	The entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although the entity generally does not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

EXHIBIT C

NOMINATING COMMITTEE CHARTER

Goldman Sachs Funds Governance and Nominating Committee Charter

Organization and Purpose

The Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (together the “Funds”) have established a Governance and Nominating Committee (the “Committee”), comprising all of the independent Trustees. “Independent Trustees” are those Trustees who are independent of the management of Goldman, Sachs & Co. and who are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The Committee has been established for the following purposes: (1) assisting the Board of Trustees in matters involving mutual fund governance and industry best practices; (2) with respect to the selection and nomination of independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board of Trustees from time to time on ways to improve its effectiveness.

Statement of Board Policy

The mission of the Board of Trustees is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board of Trustees that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of mutual fund governance.

Summary of Committee Responsibilities

The Committee will have the following responsibilities:

•	Monitor the actions of the Board of Trustees in light of the Statement of Policy set forth in this Charter.

•	Monitor the governance policies set forth in the Trustee Charter adopted by the Board of Trustees, and recommend such changes to those policies as the Committee deems appropriate from time to time.

•	Monitor the Funds’ standards of Trustee independence.

•	Oversee and review the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommend such actions as the Committee deems appropriate.

•	Keep informed of regulatory changes and industry practices relating to mutual fund governance and recommend such changes as the Committee deems appropriate.

•	Oversee the continuing education of incumbent and new independent Trustees.

•	Review periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

•	Select and nominate candidates for election or appointment as non-interested members of the Board of Trustees as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board of Trustees and shareholders that the Funds’ governance practices are in accordance with applicable requirements and are of the highest quality.

C-1

Selection and Nomination of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as non-interested members of the Board of Trustees of the Trusts. In connection with the selection and nomination of candidates to the Board of Trustees, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Trusts’ investment advisers and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Without limiting the foregoing, the Committee will consider, among other criteria, a candidate’s:

a)	experience in business, financial or investment matters or in other fields of endeavor;

b)	reputation;

c)	ability to attend scheduled Board and Committee meetings;

d)	general availability to attend to Board business on short notice;

e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trusts;

f)	length of potential service;

g)	commitment to the representation of the interests of the Funds and their shareholders;

h)	commitment to maintaining and improving Trustee skills and education; and

i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees of the Trusts and such other persons as the Committee deems appropriate.

Additional Matters

•	The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

•	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

•	The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

•	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

•	The Funds will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

•	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Adopted: Jan. 29, 2003
Amended: August 10, 2006

C-2

P.O. BOX 9112 FARMINGDALE, NY 11735
GOLDMAN SACHS VARIABLE INSURANCE TRUST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
PROXY FOR THE MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 3, 2007
FUND NAME PRINTS HERE
The undersigned hereby appoints James McNamara, John Perlowski, Peter Bonanno, Mark Robertson and Patricia Meyer and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Friday, August 3, 2007 at 2 p.m., New York time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ON ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

ê	THIS PROXY CARD IS VALID ONLY
WHEN SIGNED AND DATED
DATED:                                         , 2007

Signature(s)	(Sign in the Box)
NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.
ê

ê

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.
YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ê	ê

					FOR all	WITHHOLD
					Nominees	authority to
					listed (except	vote for all
1.	Election of Trustees:				as marked to	nominees
the contrary
	(01) Ashok N. Bakhru	(03) Diana M. Daniels	(05) Jessica Palmer	(07) Richard P. Strubel	at left)
	(02) John P. Coblentz, Jr.	(04) Patrick T. Harker	(06) Alan A. Shuch	(08) Kaysie P. Uniacke
					☐	☐

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED ABOVE.

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	ê

P.O. BOX 9112 FARMINGDALE, NY 11735
GOLDMAN SACHS VARIABLE INSURANCE TRUST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 3, 2007

FUND NAME PRINTS HERE INSURANCE COMPANY NAME PRINTS HERE
This Voting Instruction Card is solicited by the above-referenced insurance company (the “Company”) for its contract owners who hold a voting interest in the Separate Account of the Company that invests in the above named Fund of Goldman Sachs Variable Insurance Trust (the “Trust”) and who are entitled to instruct the Company on how to vote shares held by the Separate Account.
The undersigned contract owner instructs the Company to vote at the Special Meeting of Shareholders of the Trust scheduled for August 3, 2007 at 2 p.m., and at any adjournments or postponements thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this card.
If you sign below but do not mark instructions on the reverse, the Company will vote all shares of the Trust attributable to your account value FOR the election of all Trustees. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account.

ê	PLEASE SIGN, DATE AND RETURN PROMPTLY.
Receipt of Notice of Special Meeting and Proxy Statements is hereby acknowledged.
DATED:                                         , 2007

Signature(s)	(Sign in the Box)
NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

ê	ê

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.
YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ê	ê

					FOR all	WITHHOLD
					Nominees	authority to
					listed (except	vote for all
					as marked to	nominees
the contrary
1.	Election of Trustees:				at left)

	(01) Ashok N. Bakhru	(03) Diana M. Daniels	(05) Jessica Palmer	(07) Richard P. Strubel
	(02) John P. Coblentz, Jr.	(04) Patrick T. Harker	(06) Alan A. Shuch	(08) Kaysie P. Uniacke	☐	☐

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED ABOVE.

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	ê